UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 16, 2006
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On February 15, 2006, the Compensation Committee of the Board of Directors of TeleTech Holdings, Inc. (the “Registrant”) determined the annual cash bonus awards and on February 16, 2006, the Compensation Committee of the Board of Directors recommended to the Board of Directors that such annual cash bonus awards to be made to executive officers of the Registrant for fiscal year 2005.
The awards were approved pursuant to the Registrant’s Management Incentive Plan (“MIP”) which is a performance based bonus plan based upon Registrant’s profitability.
The awards earned in 2005, which will be paid out in February 2006, are as follows:

Name	Cash Bonus
Ken Tuchman	$500,000
Dennis J. Lacey	$300,000
John Simon	$250,000
Alex Shootman	$150,000
Brian Delaney	$250,000
Kamalesh Dwivedi	$250,000
The Registrant will provide additional information regarding the compensation of its executive officers and the LTIP in its Proxy Statement for the 2006 Annual Meeting of Shareholders, which will be filed in April 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: February 22, 2006